UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 15, 2009
UDR, INC.

(Exact name of registrant as specified in charter)

Maryland	1-10524	54-0857512

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200,
Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 15, 2009, UDR, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as sales agents and/or principals (the “Agents”). Under the terms of the Sales Agreement, the Company may sell up to 15,000,000 shares of its common stock, from time to time, to or through or the Agents. Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at prevailing market prices at the time of sale, or as otherwise agreed with the applicable Agent. The Company will pay each Agent compensation for sales of the shares equal to 2% of the gross sales price per share of shares sold through such Agent, as sales agent, under the Sales Agreement.
     The Company is not obligated to sell and the Agents are not obligated to buy or sell any shares under the Sales Agreement. No assurance can be given that the Company will sell any shares under the Sales Agreement, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.
     The shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-156002), which became effective upon filing with the Securities and Exchange Commission on December 8, 2008.
     A copy of the Sales Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.
     Kutak Rock LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of common stock that may be issued pursuant to the Sales Agreement. The legality opinion is included as Exhibit 5.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement dated September 15, 2009, among UDR, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

5.1	Opinion of Kutak Rock LLP.

23.1	Consent of Kutak Rock LLP (contained in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: September 15, 2009	By:	/s/ David L. Messenger
		Name:	David L. Messenger
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement dated September 15, 2009, among UDR, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

5.1	Opinion of Kutak Rock LLP.

23.1	Consent of Kutak Rock LLP (contained in Exhibit 5.1).